                                                                    EXHIBIT 10.8

THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED UPON THE EXERCISE HEREOF AS HEREIN PROVIDED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

Warrant No. 0001

                                    WARRANT

                                VIDEO CITY, INC.

                     NOT EXERCISABLE UNTIL MARCH 24, 2001

                            Expiring March 23, 2005

     This is to certify that, for value received, FINOVA Capital Corporation ("Lender"), or registered assigns, is entitled during the Exercise Period to (i)
  ------
purchase, from time to time, upon the occurrence of a Liquidity Event, from Video City, Inc., a Delaware corporation (together with its successors and assigns, the "Company"), at the Warrant Office, 520,720 shares of the duly
              -------
authorized, validly issued, fully paid and nonassessable shares of Common Stock of the Company as of the Closing Date (defined below), at the Warrant Price or
(ii) put, at any one time, this Warrant to the Company, at the Warrant Office, at a price equal to the Put Price. The number of shares of Common Stock purchasable hereunder is subject to adjustment from time to time in the manner provided in Section 4 hereof.

     This Warrant was issued on the same date as the closing date (the "Closing
                                                                        -------
Date") under the Loan and Security Agreement (as amended, extended or replaced
----
from time to time, the "Loan Agreement") dated as of March ___, 1998 among the
                        --------------
Company, the Lender and the other parties named therein, pursuant to which credit is being extended to the Company on the terms and subject to the conditions set forth therein. This Warrant is separate from the credit extended under the Loan Agreement and may be assigned by the holder hereof without restriction, subject to certain rights of the Company set forth in Section 3.

     Certain terms used in this Warrant are defined in Section 5.

SECTION 1.  EXERCISE OF WARRANTS.

     1.1  (a) Method of Exercise for Common Stock.  Subject to the provisions of
              -----------------------------------
Section 3 of this Warrant, to exercise this Warrant for Common Stock, which such exercise may only be in whole and not in part, the holder hereof shall deliver to the Company at the Warrant Office designated pursuant to Section 2.1 not less than ten (10) days prior to the date on which all or part of this Warrant shall be exercised: (i) a written notice, in substantially the form of the Subscription/Put Notice appearing at the end of this Warrant, of such holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, the nature of payment, whether by check or Warrants (pursuant to Section 1.3) or by a combination thereof, and the date as of which such holder is exercising, in whole or in part, this Warrant (the "Warrant Exercise Date"), (ii) a certified or official bank check payable to the
 ---------------------
order of the Company and/or Warrants and/or any other form of consideration which the Company may have agreed to accept in payment of the Warrant Price in the aggregate equal to the aggregate Warrant Price of the number of shares of Common Stock being purchased and (iii) this Warrant. The Company shall execute and deliver or cause to be executed and delivered, in accordance with said notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said notice, dated as of the Warrant Exercise Date. The stock certificate or certificates so delivered shall be in the denomination of whole shares as may be specified in said notice and shall be issued in the name of such holder or such other name as shall be designated in said notice. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Warrantholder would otherwise be entitled, the

Company shall make a cash payment equal to the Fair Market Value of the Common Stock multiplied by such fraction. Such certificate or certificates shall be deemed to have been issued and such Warrantholder or any other person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares as of the Warrant Exercise Date as aforesaid, subject to the prior delivery by the holder hereof of the items described in clauses (i) through (iii) above. The Company shall pay all expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of such stock certificates, except that, in case such stock certificates shall be registered in a name or names other than the name of the holder of this Warrant, funds sufficient to pay all stock transfer taxes which shall be payable upon the issuance of such stock certificate or certificates shall be paid by the holder hereof at the time of delivering the notice of exercise mentioned above or promptly upon receipt of a written request of the Company for payment of the same.

     (b) Method for Exercise of Put. To exercise this Warrant for cash, which
         --------------------------
such exercise may only be in whole and not in part, the holder hereof shall deliver to the Company at the Warrant Office designated pursuant to Section 2.1 not less than five (5) days prior to the date on which this Warrant shall be exchanged for the Put Price (i) a written notice, in substantially the form of the Subscription/Put Notice appearing at the end of this Warrant, of such holder's election to exercise its put pursuant to the terms of his Warrant and
(ii) this Warrant. The Company shall pay to the account designated in the Subscription/Put Notice to the holder hereof the Put Price not later than five days after receipt of the notice specified in clause (i) above.

     1.2  Warrant Shares To Be Fully Paid and Nonassessable.  All shares of
          -------------------------------------------------
Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and, if the Common Stock is then listed on a securities exchange, shall be duly listed thereon.

     1.3  Legend on Warrant Shares.  Each certificate for Warrant Shares
          ------------------------
initially issued upon exercise of this Warrant, unless at the time of exercise such Warrant Shares are registered under the Act, shall bear the following legend (and any additional legend required by any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the laws of any state. The transfer of the securities represented hereby is subject to the restrictions set forth in Section 3 of the Warrant or Warrants exchanged for the securities represented by this certificate, copies of which Warrant or Warrants are available for inspection at the office of Video City, Inc., and no transfer of such securities shall be valid or effective unless and until the terms and conditions of such Section 3 of said Warrant or Warrants shall have been complied with."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of (i) a public distribution pursuant to an effective registration statement or
(ii) an exempt sale pursuant to Rule 144 under the Act of the securities represented thereby) shall also bear such legend unless, in the written opinion of Orrick, Herrington & Sutcliffe LLP or such other counsel for the holder thereof as shall be reasonably acceptable to the Company, delivered to the Company to the effect that the securities represented thereby need no longer be subject to the restrictions contained in said Section 3. The Company agrees to pay the fees and expenses of any such counsel representing the Initial Warrantholder rendering such opinion but in all other cases such fees and expenses shall be borne by the Warrantholder. The provisions of said Section 3 shall be binding upon all subsequent holders of this Warrant.

     1.4  Acknowledgment of Continuing Obligation.  The Company will, at the
          ---------------------------------------
time of any exercise of this Warrant in whole or in part, upon request of the holder hereof, acknowledge in writing their continuing obligation to such holder in respect of any rights (including, without limitation, any right to registration of this Warrant and the shares of Common Stock issued upon such exercise) to which such holder shall continue to be entitled after such exercise in accordance with this Warrant; provided, however, that the failure of such
                                 --------  -------
holder to make any such request shall not affect the continuing obligations of the Company to such holder in respect of such rights.

SECTION 2.  WARRANT OFFICE; TRANSFER, DIVISION OR COMBINATION OF WARRANTS.

2.1       Warrant Office.  The Company shall maintain an office for certain
          --------------
purposes specified herein (the "Warrant Office"), which office shall initially
                                --------------
be the Company's office at 6840 District Blvd., Bakersfield, California 93313, and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the Warrantholder.

     2.2  Ownership of Warrant.  The Company may deem and treat the person in
          --------------------
whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Section 2.

     2.3  Transfer of Warrants.  The Company agrees to maintain at the Warrant
          --------------------
Office books for the registration and registration of transfer of the Warrants, and, subject to the provisions of Section 3 hereof, this Warrant and all rights hereunder (except as provided herein) are transferable, in whole or in part, on said books at said office, upon surrender of this Warrant at said office, together with a written assignment of this Warrant duly executed by the holder hereof or its duly authorized agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and payment the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled. A Warrant may be exercised by a new holder for the purchase of shares of Common Stock without having a new Warrant issued.

     2.4  Division of Warrants.  This Warrant may not be divided.
          --------------------

     2.5  Expenses of Delivery of Warrants.  The Company agrees to pay all
          --------------------------------
expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of any Warrant hereunder.

SECTION 3.  RESTRICTIONS ON EXERCISE AND TRANSFER; REGISTRATION RIGHTS.

     3.1  Restrictions on Exercise and Transfer.  Notwithstanding any provisions
          -------------------------------------
contained in this Warrant to the contrary, this Warrant and the related Warrant Shares shall not be transferable except pursuant to (and subject to compliance by the holder hereof with) the provisions of Section 3.2 hereof and then only in compliance with the provision contained in the following sentence or the other conditions specified in this Section 3, intended, among other things, to insure compliance with the provisions of the Act and applicable state law in respect of the transfer of this Warrant or such Warrant Shares. The holder of this Warrant, by its acceptance hereof, agrees that it will not transfer this Warrant or the related Warrant Shares until registration of such Warrant or Warrant Shares under the Act has become effective or a sale of such Warrant Shares has been consummated pursuant to Rule 144 or other exemption under the Act. Any transfer of this Warrant may only be in whole and not in part.

     3.2  Notice of Intention to Transfer; Opinion of Counsel.  The holder of
          ---------------------------------------------------
this Warrant, by its acceptance hereof, agrees that prior to or concurrently with any transfer of this Warrant or of the related Warrant Shares (other than to an affiliate of such holder or pursuant to a registration under the Act), such holder will give written notice to the Company of its intention to effect such transfer and, if requested by the Company, a written opinion of Orrick, Herrington & Sutcliffe LLP or other counsel for such holder, to the effect that such Warrant Shares may be effected without registration under the Act of this Warrant and/or such Warrant Shares. Additionally, such notice may indicate that the proposed transfer requires that the Company take any action and/or execute and file with the Commission and/or any state securities authority with jurisdiction and/or deliver to the holder of this Warrant and/or such Warrant Shares or any other person any form or document (other than a registration statement under the Act) in order to establish the entitlement of the holder hereof to take advantage of such method of disposition without registration under the Act, and if such notice so indicates, the Company agrees promptly to take any such action and/or execute and file and/or deliver any such form or document. The Company agrees to pay the expense associated with any action taken by the Company pursuant to the preceding sentence except any fees related to any "Blue Sky" filings requested by the holder, and the Company agrees to pay the fees and expenses of such counsel referred to above if such counsel represents the Initial Warrantholder.

     3.3  Registrations Required by Warrantholder.  Upon the receipt of the
          ---------------------------------------
written request of the Warrantholder, the Company shall be obligated to use its best efforts to effect the registration under the Act of Warrant Shares (and if so requested, the Warrants) in accordance with the provisions of this Section
3.3.  The Company shall only be obligated to use its best efforts to effect one
(1) such registration pursuant to this Section 3.3, provided that an additional
                                                    --------
written request to effect registration may be made if after making such a request (i) less than all of Warrant Shares and Warrants requested to be registered are in fact included in such registration or (ii) the operation of
Section 4 hereof shall result in the issuance of additional Warrant Shares to one or more Warrant holders. The Company shall not be obligated to register any Warrant Shares pursuant to this Section 3.3 if, within 90 days prior to the receipt of such request, a registration statement of the Company was declared effective. Whenever the Company shall be requested by the Warrantholder, pursuant to this Section 3.3, to effect the registration of any Warrant Shares under the Act, the Company shall promptly give written notice of such proposed registration to the Warrantholder and thereupon shall, as expeditiously as possible, use its best efforts to effect the registration under the Act of

               (A) the Warrant Shares and Warrants which the Company has been requested to register pursuant to the preceding sentence, and

               (B) all other Warrant Shares and Warrants which Warrantholder have, within thirty (30) days after the Company has given such written notice, requested the Company to register,

all to the extent required to permit the disposition by the Warrantholder of the Warrant Shares and Warrants so registered. Such registration shall be underwritten, if requested by the Warrantholder, by an underwriter or underwriters named by them and reasonably approved by the Company. Securities not held by Warrantholder may only be included in such registration if, in the opinion of the underwriter or underwriters managing the offering, the total amount of the securities to be so registered, when added to the total amount of Warrant Shares to be registered, will not exceed the maximum amount of securities of the Company which can then be successfully marketed (1) at a price reasonably related to their then Current Market Price, and (2) without otherwise materially and adversely affecting the entire offering. To the extent that the amount of securities to be registered must be reduced in order to obtain the opinion referred to in the preceding sentence, such reduction shall be achieved by first eliminating from the registration some or all of the securities to be offered by persons other than the Warrantholder.

     3.4  "Piggyback" Registrations.  If the Company at any time proposes to
          -------------------------
register any of its equity securities (as defined in the Act), other than securities which are convertible into shares of Common Stock, under the Act on Forms S-1, S-2 or S-3 (but not Form S-4 or S-8) or on any other form upon which may be registered securities similar to the Warrant Shares (or the Warrants, if requested, or to the extent necessary to be registered in connection with the registration of the underlying Warrant Shares) and other than pursuant to
Section 3.3 above, it will at each such time give written notice at least fifteen (15) days prior to the filing of the registration statement to the Warrantholder of its intention so to do. Such notice shall specify the proposed date of the filing of the registration statement and advise each Warrantholder of its right to participate therein. Upon the written request of any Warrantholder given not less than seven (7) days prior to the proposed date of filing set forth in such notice, the Company will use its best efforts to cause each Warrant Share which the Company has been requested to register by such Warrantholder to be registered under the Act, all to the extent requisite to permit the sale or other disposition by such Warrantholder of the Warrant Shares so registered.

     3.5  Company's Obligations in Registration.  The obligation of the Company
          -------------------------------------
to use its best efforts to register any Warrant Shares pursuant to Section 3.3 or Section 3.4 hereof includes the obligation to use its best efforts to register under the same registration statement the related Warrants if such registration is necessary to effect the offer and sale of underlying Warrant Shares to the public; provided, however, that the foregoing proviso shall not
                      --------  -------
restrict any Warrantholder from selling any Warrant to the underwriter or underwriters of any offering registered pursuant to Section 3.3 or Section 3.4 hereof so long as only Warrant Shares are offered and sold to the public. If and whenever the Company is obligated by the provisions of this
Section 3 to use its best efforts to effect the registration of any Warrant Shares or Warrants under the Act, as expeditiously as possible the Company will:

               (a) expeditiously prepare and file with the Commission a registration statement with respect to such Warrant Shares and/or Warrants and use its best efforts to cause such registration statement to become and remain effective during the period required for the distribution of the securities covered by the registration statement; provided, however, the Company shall not be required to keep such
          --------  -------
          registration statement in effect, or to prepare and file any amendments or supplements thereto, after all securities subject thereto have been disposed of;

               (b) as expeditiously as reasonably possible, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the disposition of all Warrant Shares and Warrants covered by such registration statement, whenever the Warrantholder for whom such Warrant Shares or Warrants are registered or are to be registered shall desire to dispose of the same;

               (c) as expeditiously as reasonably possible, furnish to the Warrantholder for whom such Warrant Shares or Warrants are registered or are to be registered and to any underwriter or underwriters such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Warrantholder may reasonably request in order to facilitate the disposition of such Warrant Shares or Warrants;

               (d) use its best efforts to register or qualify the Warrant Shares and Warrants covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Warrantholder for whom such Warrant Shares and Warrants are registered or are to be registered shall reasonably request, and do any and all other acts and things to so register or qualify which may be necessary or advisable to enable such Warrantholder to consummate the disposition in such jurisdictions of such Warrant Shares and Warrants; provided, however, that the Company shall not be required to consent
          --------  -------
          to the general jurisdiction of, or to qualify to do business in, any State where it is not otherwise required to do so;

               (e) if such registration is effected pursuant to a request for registration by the Warrantholder pursuant to Section 3.3, furnish to the Warrantholder for whom such Warrant Shares or Warrants are registered or are to be registered at the time of the disposition of Warrant Shares or Warrants by the Warrantholder an opinion of counsel for the Company reasonably acceptable to the Warrantholder to the effect that (i) a registration statement covering such Warrant Shares has been filed with the Commission under the Act and has been made effective by order of the Commission, (ii) such registration statement and the prospectus contained therein (other than the financial statements and other financial information contained therein as to which such counsel shall not be required to express any opinion) at the time the registration statement became effective complied as to form in all material respects with the Act and the rules and regulations thereunder, and nothing has come to said counsel's attention which would cause it to believe that either such registration statement or such prospectus (other than the financial statements and other financial information contained therein as to which such counsel shall not be required to express any opinion) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which made not misleading, (iii) a prospectus meeting the requirements of the Act is available for delivery, (iv) no stop order has been issued by the Commission suspending the effectiveness of such registration statement and, to the best of such counsel's knowledge, no proceedings for the issuance of such a stop order are threatened or contemplated, (v) the applicable provisions of the securities or blue sky law of each state in which the Company shall be required, pursuant to Section 3.5(d), to register or qualify such Warrant Shares or

          Warrants, have been complied with based on standard compilations, or, in lieu of such opinion, a blue sky memorandum as would customarily be provided in connection with an offering such as the one contemplated, and (vi) such other matters as the Warrantholder may reasonably request; and

               (f) if such registration is effected pursuant to a request for registration by the Warrantholder and is to be underwritten as provided in Section 3.3, join with the Warrantholder as are registered or are to be registered and the underwriter in the execution and delivery of an underwriting agreement, which shall include such representations and warranties and covenants of the Company and such other provisions as are customary at the time in an underwriting agreement for an underwritten secondary offering; and

               (g) if an underwriter in a registration effected pursuant to a request for registration by the Warrantholder shall so request and provide reasonable advance notice of a time and location thereof that is mutually convenient to the underwriter and the Company, participate with members of senior management of the Company and pay the costs incident to conducting "road shows" in for the purpose of informing investment professionals and institutional investors about the Company.

     3.6  Payment of Registration Expenses.  The Company agrees to pay the costs
          --------------------------------
and expenses of all registrations under the Act and of all other actions which the Company is required to take or effect pursuant to this Section 3 (including, without limitation, all registration, qualification and filing fees, printing expenses, expenses of distributing prospectuses and other documents, fees and disbursements of counsel for the Company, expenses of any special audits incident to or required in connection with any such registration and the expenses incident to participation in any "roadshow" pursuant to Section 3.5(g)) and, if such registration is effected pursuant to a request for registration pursuant to Section 3.3, all fees and disbursements of special counsel for the Initial Warrantholder. In the event that any effective request pursuant to
Section 3.3 is withdrawn prior to the filing with the Commission of a registration statement relating to the Warrant Shares or Warrants with respect to which registration is requested, and unless the Warrantholder otherwise request in writing at the time of the withdrawal, no request for registration shall be subsequently deemed to have been made and no registration shall be deemed to have been effected under Section 3.3.

     3.7  Information from the Warrantholder.  Notices and requests delivered by
          ----------------------------------
the Warrantholder to the Company pursuant to this Section 3 shall contain such information regarding the Warrant Shares and Warrants and the intended method of disposition thereof as shall reasonably be required in connection with the action to be taken, and each Warrantholder for whom Warrant Shares or Warrants are at any time being registered pursuant to Section 3.3 agrees to furnish promptly such additional information as the Company may reasonably request.

     3.8  Company's Indemnification.  In the event of any registration under the
          -------------------------
Act of any Warrant Shares or Warrants pursuant to this Section 3, the Company hereby agrees to indemnify and hold harmless each Warrantholder disposing of such Warrant Shares or Warrants and each other person, if any, who controls such Warrantholder within the meaning of the Act against any losses, claims, damages or liabilities, joint or several, to which such Warrantholder or controlling person may become subject under the Act or otherwise, in so far as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Warrant Shares or Warrants were registered under the Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances made not misleading, and will reimburse such Warrantholder and each such controlling person for any legal or any other expenses incurred by such Warrantholder or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided,
                                                                    --------
however, that neither the Company will not be liable in any such case to the
-------
extent that any such loss, claim, damage or liability arises out of or is based upon (a) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Warrantholder or such controlling person, as the case may be, specifically for use in the preparation thereof or (b) an untrue statement or alleged untrue statement, omission or alleged omission in a prospectus if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus or in the final prospectus, which amendment, supplement or final prospectus is delivered to such Warrantholder and such Warrantholder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of Warrant Shares or Warrants to the person asserting such loss, claim, damage, liability or expense.

     3.9  Conduct of Indemnification Proceedings. If any action, suit, or
          --------------------------------------
proceeding or investigation is commenced, as to which an indemnitee demands indemnification pursuant to Section 3.8, such indemnitee shall notify the Company with reasonable promptness. If any such action, suit, proceeding or investigation shall be brought against such indemnitee and if such indemnitee shall notify the Company of the commencement of any such action, suit, proceeding or investigation, and if the Company is not in default of any of its covenants and obligations under this Warrant or the Loan Agreement and shall have acknowledged its obligations to indemnify such indemnitee hereunder in respect thereof, then the Company shall be entitled to assume the defense of such action, suit, proceeding or investigation with counsel of its choice at its expense. Notwithstanding the election of the Company to assume the defense of such action, suit, proceeding or investigation, such indemnitee shall have the right to employ separate counsel and to participate in the defense of the action, suit, proceeding or investigation, however, the Company shall bear the reasonable fees, costs and expenses of such separate counsel only if (i) the use of counsel chosen by the Company to represent such Indemnitee would in the written opinion of counsel chosen by such Indemnitee present counsel chosen by the Company with a conflict of interest; (ii) the Company did not employ counsel to represent such Indemnitee within a reasonable time after notice of the institution of such action, suit, proceeding or investigation; or (iii) the Company shall authorize such Indemnitee to employ separate counsel at the expense of the Company.

     3.10 Public Information.  The Company covenants and agrees that if and for
          ------------------
so long as the Common Stock shall be registered under Section 12 of the Exchange Act, at any time when any Warrantholder so entitled desires to make sales of any Warrant Shares or Warrants in reliance on Rule 144 or Rule 144A under the Act either (i) there will be available adequate current public information with respect to the Company as required by paragraph (c) of said Rule 144, or information with respect to the Company satisfying the requirements of paragraph
(d)(iv) of said Rule 144A, as the case may be, or (ii) if such information is not available the Company will use its best efforts to make such information available without delay. Without limiting the foregoing, after the time of any such registration the Company will timely file with the Commission all reports required to be filed under Sections 13 and 15(d) of the Exchange Act and will promptly furnish to any Warrantholder so requesting a written statement that the Company has complied with all such reporting requirements.

     3.11 No Conflicting Registration Rights.  The Company covenants and agrees
          ----------------------------------
that if and so long as any Warrants or any Warrant Shares shall remain outstanding and the holders thereof shall have any rights under this Section 3, it will not enter into any agreement with any person creating any rights with respect to the registration of any shares of Common Stock or any other security in conflict with or inconsistent with any rights retained by any holder of Warrantholder pursuant to this Section 3. Subject to the foregoing limitation, the Company may issue registration rights to other persons.

SECTION 4.  ANTI-DILUTION PROVISIONS.

     4.1  Adjustment of Warrant Price and Number of Shares.  The number and
          ------------------------------------------------
kind of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

                         (a)  Adjustment of Dividends in Stock or Other
                              -----------------------------------------
Securities or Property.  In case at any time or from time to time on or after
----------------------
the date hereof the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, the holder of this Warrant shall, upon the exercise hereof, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company which such holder would hold on the date of such exercise had it been the holder of record of such Common Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by paragraphs (b) and (c) of this Section 4.

                         (b)  Adjustment for Reclassification, Reorganization or
                              --------------------------------------------------
Merger.  In case of any reclassification or change of the outstanding securities
------
of the Company or of any reorganization of the Company (or any other corporation the stock and securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled to upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in paragraphs (a) and (c); and in each such case, the terms of this Section 4 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

                         (c)  Stock Splits and Reverse Stock Splits.  If at any
                              -------------------------------------
time on or after the date hereof the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of shares receivable upon exercise of the Warrant shall thereby be proportionately increased; and, conversely, if at any time on or after the date hereof the outstanding number of shares of Common Stock shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of shares receivable upon exercise of this Warrant shall thereby be proportionately decreased.

          4.2  Notice of Adjustment.  Upon the occurrence of any event requiring
               --------------------
an adjustment pursuant to Section 4.1 or effecting a change in the rights of the holder hereof, then and in each such case the Company shall promptly prepare a schedule setting forth the adjustment required pursuant to Section 4.1 and the Warrant Price of such Shares hereunder and the amount thereof receivable as a result of such change in rights, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company shall promptly mail a copy of such schedule to the registered holder of this Warrant.

          4.3 Other Notices.  In case at any time while this Warrant is
              -------------
exercisable:

               (a) there shall be any capital reorganization, or reclassification of the Common Stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or other entity; or

               (b) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; then, in any one or more of such cases, the Company shall give to the holder of this Warrant (i) at least twenty (20) days and not more than sixty (60) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least thirty
          (30) days prior written notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Any notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Each such notice shall also state whether the action in question or the record date is subject to the effectiveness of a registration statement under the Act or to a favorable vote of such security holders.

     4.4  Prohibition of Certain Actions.  The Company will not, by amendment of
          ------------------------------
its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may reasonably be requested by the holder of any Warrant in order to protect the rights of the Warrantholder to exercise their Warrants for Shares against dilution or other impairment, consistent with the tenor and purpose of this Section 4.


SECTION 5.     CERTAIN DEFINITIONS.

     For all purposes of this Warrant, unless the context otherwise requires, the following terms shall have the following respective meanings:

     "Act":  the Securities Act of 1933, as amended from time to time, or any
      ---
successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Affiliate" of an entity:  any person controlling, controlled by or under
      ---------
common control with such entity, including, but not limited to (i) any director or officer of such entity or any of its subsidiaries and (ii) any person who owns beneficially or of record 5% or more of the shares of the Common Stock of such entity or any of its subsidiaries or of which such entity, directly or indirectly, owns beneficially or of record 5% or more of the shares of Common Stock.

     "Commission":  the Securities and Exchange Commission, or any other federal
      ----------
agency then administering the Act.

     "Common Stock":  the Company's authorized Common Stock, par value $.001 per
      ------------
share, as such class existed on the Closing Date, including stock of the Company of any class thereafter authorized which ranks, or is entitled to a participation, as to assets or dividends substantially on a parity with Common Stock.

     "Company":  see the first paragraph of this Warrant.
      -------

     "Convertible Securities":  any securities convertible or exchangeable for
      ----------------------
shares of Common Stock.

     "Current Market Price" (per share of Common Stock at any date):  the
      --------------------
average of the daily market prices over a period of ten (10) consecutive business days before such date. The market price for each such business day shall be the last sale price on such day on the principal securities exchange on which the Common Stock is then listed or admitted to trading, or, if no sale takes place on such day on any such exchange, the average of the closing bid and asked prices on such day as officially quoted on any such exchange, or if the Common Stock is not then listed or admitted on any stock exchange, the market price for each such business day shall be the last sale price on such day, or, if no sale takes place on such day, the average of the closing bid and asked prices on such day in the over-the-counter market, in either case as reported through NASDAQ, or, if such prices are not at the time so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company. If and so long as there shall be no exchange or over-the-counter market for the Common Stock during the 10-day period prior to the date on which Current Market Price is to be determined, the Current Market Price shall be the Fair Market Value; provided, however, that in case the Company
                                --------  -------
makes an underwritten public offering of shares of Common Stock, for purposes of the adjustment, if any, pursuant to Section 4, the Current Market Price with respect to such shares shall be deemed to be the price to the public shown in the final prospectus used in connection with such public offering.

     "Exercise Period":  the period commencing on 5:00 P.M., local time, March
      ---------------
__, 2001 and ending at 5:00 P.M., local time, March ___, 2005.

     "Exchange Act":  the Securities Exchange Act of l934, as amended from time
      ------------
to time, or any successor federal statute, and the rules and regulations of the Commission thereunder.

     "Fair Market Value":  (a) as to securities regularly traded in the
      -----------------
organized securities markets, the Current Market Price; and (b) as to all securities not regularly traded in the securities markets and other property, the fair market value thereof as shall be determined in good faith by the Board of Directors of the; provided, however, that, if the Warrantholder, disagree
                     --------  -------
with such determination, the Fair Market Value of such securities and other property shall be determined as set forth below in this definition. For a period of thirty (30) days after the date of a Valuation Event (the "Negotiation
                                                                     -----------
Period"), the Company and the Warrantholder agree to negotiate in good faith to
------
reach agreement upon the Fair Market Value of such securities or property, as of the date of the Valuation Event. In the event that the parties are unable to agree upon the Fair Market Value of such securities or other property by the end of the Negotiation Period, then the Company, on the one hand, and such holders, on the other, will each designate an independent investment bank or accounting firm of recognized national standing (any such Person, an "Appraiser"), which
                                                           ---------
shall attempt in good faith to agree on the Fair Market Value of such securities or other property within forty-five (45) days after the end of the Negotiation Period. If the two Appraisers fail to agree on the Fair Market Value of such securities or other property before the end of such 45-day period, then they shall expeditiously agree upon a third Appraiser which shall determine the Fair Market Value of such securities within thirty (30) days of the end of such 45-day period, taking into account the work and opinions of the two original Appraisers. The Company and the holder of this Warrant agree to disclose to each other all material business or personal relationships with the investment banks or accounting firms referred to above. The agreement of the investment banks and accounting firms or, failing such agreement, the determination of the third investment bank or accounting firm, shall be conclusive and binding on the Company and the holder of this Warrant. Fair Market Value of each share of Common Stock at a time when (i) the Company is not a reporting company under the Exchange Act, and (ii) the Common Stock is not traded in the organized securities markets, shall, in all cases, be calculated by determining the Fair Market Value of the equity of the Company taken as a whole after deducting the value of all preferred stock outstanding and dividing that value by the aggregate number of shares of Common Stock (A) outstanding on such date and assuming the conversion on the last day of the quarter next preceding the date of determination of all securities convertible into shares of Common Stock or
(B) issuable upon exercise of any warrants, options and other rights then outstanding, assuming the exercise on such date of all then outstanding warrants, options and similar rights to acquire shares of Common Stock exercisable on such date, and the receipt by the Company of any consideration required in correction with any such conversion or exercise without premium for control or discount for minority interests or restrictions on transfer. The costs of the Appraisers will be borne 2/3rds by the Company and 1/3rd by the Warrantholder. In no event shall the Fair Market Value of the Common Stock be less than the per share consideration received or receivable with respect to the Common Stock in connection with a pending transaction involving a sale, merger, or liquidation of the Company, a sale of all or substantially all of its assets, or similar transaction. Any such valuation shall be effective for a period of ninety (90) days, unless there has been a material development in the business of the Company and its Subsidiaries, in which case there shall be a redetermination in accordance with the provisions of this definition.

     "Initial Warrantholder":  FINOVA Capital Corporation.
      ---------------------

     "Liquidity Event":  any of the following occurrences at any time prior to
      ---------------
March ___, 2005: (i) if, at any time Robert Lee owns ten percent or less of the issued and outstanding shares of common stock or other evidence of ownership of Company, (ii) a secondary public offering for the shares of Common Stock of the Company; (iii) the Company terminates the Loan Agreement with the Lender; or
(iv) the Company recapitalizes, refinances, reorganizes, or sells substantially all of its assets.

     "outstanding":  when used with reference to Common Stock at any date, all
      -----------
issued shares of Common Stock (including, but without duplication, shares deemed issued pursuant to Section 4) at such date, except shares then held in the treasury of the Company.

     "person":  an individual, corporation, partnership, joint venture, trust
      ------
estate, unincorporated organization or government or an agency or political subdivision thereof.

     "Put Price":  $600,000.00.
      ---------

     "Shares":  see definition of "Warrant Shares" below in this Section 5.
      ------

     "Voting Stock": with respect to a corporation, shall mean the stock of such
      ------------
corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect members of the board of directors (or other governing body) of such corporation.

     "Warrant Exercise Date": see Section 1.1.
      ---------------------

     "Warrant Office":  see Section 2.1.
      --------------

     "Warrant Price" (per share of Common Stock at any date):  the price at
      -------------
which one share of Common Stock may be purchased hereunder at any time, which shall equal $0.01 per share of Common Stock.

     "Warrant Shares or Shares":  the shares of Common Stock purchasable or
      ------------------------
purchased by the Warrantholder upon the exercise of the Warrant. Unless otherwise expressly stated herein, Warrant Shares shall not include shares of Common Stock purchased upon exercise of a Warrant which have been sold by a Warrantholder pursuant to (i) a registration statement under the Act or (ii) Rule 144 under the Act, and, in either case, have come to rest in the hands of a holder other than a Warrantholder or an Affiliate of a Warrantholder.

     "Warrantholder":  the registered holder of a Warrant or Warrants or any
      -------------
related Warrant Shares.

     "Warrants":  the warrant originally issued by the Company in connection
      --------
with the initial closing under the Loan Agreement evidencing the right initially to purchase an aggregate of 4.3 shares of Common Stock outstanding at the date of such purchase and all warrants issued in substitution, combination or subdivision of any thereof.

SECTION 6.     CERTAIN COVENANTS OF THE COMPANY

     The Company covenants and agrees that

               (a) it will reserve and set apart and have at all times, free from preemptive rights, a number of shares of authorized but unissued Common Stock or other securities or property deliverable upon the exercise of the Warrants sufficient to enable it at any time to fulfill all its obligations thereunder;

               (b) before taking any action which would cause an adjustment reducing the Warrant Price below the then par value of the shares of Common Stock issuable upon exercise of the Warrants, it will take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Warrant Price;

               (c) if any shares of Common Stock required to be reserved for the purposes of the exercise of this Warrant require registration with or approval of any governmental authority under any federal law (other than the Act) or under any state law before such shares may be issued upon exercise of this Warrant, the Company will, at its expense, as expeditiously as possible, cause such shares to be duly registered or approved, as the case may be;

               (d) if and so long as the Common Stock is listed on any national securities exchange (as defined in the Exchange Act), it will, at its expense, obtain and maintain the approval for listing upon official notice of issuance of all shares of Common Stock issuable upon the exercise of the Warrants at the time outstanding and maintain the listing of such shares after their issuance; and the Company will so list on such national securities exchange, will register under the Exchange Act (or any similar statute then in effect) and will maintain such listing of any other securities that at any time are issuable upon exercise of the Warrants if, and at the time that, any securities of the same class shall be listed on such national securities exchange by the Company;

               (e) except as otherwise prohibited by law, so long as any of the Warrants or Warrant Shares are outstanding, the Company will permit the holder thereof, by its representatives, agents or attorneys, to consult with the management of the Company and its subsidiaries at any time or from time to time, by telephone or in person, on such matters relating to the operation of the Company and its subsidiaries as such representatives shall deem appropriate (including, without limitation, regarding their financial condition, capital expenditures, product development and management compensation); and

               (f) this Warrant shall be binding upon any corporation succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's or Store's assets, as applicable.

SECTION 7. NOTICE.

     Any notice or other document required to be given or delivered to the Warrantholder shall be delivered at, or sent by certified or registered mail to, each such holder at the last address shown on the books of the Company maintained at the Warrant Office for the registration and registration of transfer of the Warrants or at any more recent address of which any Warrantholder shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to holders of record of outstanding Warrant Shares shall be delivered at, or sent by certified or registered mail to, each such holder at such holder's address as the same appears on the stock records of the Company. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the Warrant Office or such other address within the United States of America as shall have been furnished by the Company to the Warrantholder and the holders of record of Warrant Shares. Any notice or other document sent by certified or registered mail, return receipt requested, shall be deemed to have been delivered and received five (5) days after deposit in the mail if the receipt is appropriately completed and returned. Notices or documents delivered in any other manner shall be deemed to have been delivered only when and if received.

SECTION 8. LIMITATIONS OF LIABILITY; NOT STOCKHOLDERS.

     No provision of this Warrant shall be construed as conferring upon the holder hereof the right to vote, consent, receive dividends or receive notice other than as herein expressly provided in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 9. LOSS, DESTRUCTION, ETC. OF WARRANTS.

     Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of any Warrant, or in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant; provided, however, that neither any Initial Warrantholder nor any other financial institution having combined net capital, capital surplus and undivided profits in excess of $50,000,000 which shall become a Warrantholder shall be required to provide any such bond of indemnity. Any Warrant issued under the provisions of this Section 9 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

SECTION 10. LAW GOVERNING.

     THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ARIZONA EXCEPT THAT MATTERS WITH RESPECT TO THE GENERAL CORPORATE LAWS OF THE STATE OF DELAWARE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE.

     IN WITNESS WHEREOF, each of the Company has caused this Warrant to be signed in its name by its Chairman of the Board, President or a Vice President and attested by its Secretary or an Assistant Secretary.

Dated: March 24, 1998

                              VIDEO CITY, INC.

                              By: /s/ Robert Y. Lee
                                 ---------------------------

                              Title: President
                                     -----------------------


Attest:

/s/ [Illegible]
---------------------------
Secretary/Asst Secretary

                            SUBSCRIPTION/PUT NOTICE

Video City, Inc.

     __The undersigned, the holder of the foregoing Warrant, hereby elects to exercise purchase rights represented by said Warrant for, and to purchase thereunder, ________ shares of the Common Stock covered by said Warrant and herewith (a) makes payment in full therefor of (i) $________ by certified or official bank check payable to the order of the Company; and/or (ii) $________ in respect of the foregoing Warrant (calculated as provided in Section 1.3 of the foregoing Warrant) and (b) requests (1) that certificates for such shares (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ________ , whose address is ________ and (2) if such shares shall not include all of the shares issuable as provided in said Warrant, that a new Warrant of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.

     __The undersigned, the holder of the foregoing Warrant, hereby elects to exercise put rights represented by said Warrant and hereby puts this Warrant to the Company. The Put Price to be paid by the Company shall be by wire transfer
to such Holder's account at [   ].

                         _________________________________
                         Signature Guaranteed:

Dated:

                                   ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ the rights represented by the foregoing Warrant of Video City, Inc. and appoints _______________ attorney to transfer said rights on the books of said corporation, with full power of substitution in the premises.

                         ______________________________
                         Signature Guaranteed:

Dated: